UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 17, 2007

AMANASU TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-32905	98-0347883
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer Identification No.)

11th Floor 115 East 57th Street New York, NY 10022

(Address of principal executive offices)

646-274-1274

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Note: As clarification to previous reports, Hiroyuki Shiraishi was given the position of President of Amanasu Technologies on November 12, 2004. Previous reports may have referred to Mr. Shiraishi as having the position Chairman, President, Chief Financial Officer, Director, Secretary and Treasurer; however, Mr. Shiraishi was only given the President, Director, secretary, and treasurer positions. Also as clarification Atsushi Maki has been the Chairman of Amanasu Technologies since its inception.

On of October 16, 2007 Hideyuki Shiraishi resigned as the President, Director, Secretary, and Treasurer of the Registrant. The resignation of Mr. Hiroyuki Shiraishi is owing to personal reasons and is not a result of any disagreements with the Registrant on any matter relating to the Registrant's operations, policies or practices.

Yoshinori Yoshino will assume the vacant positions of President, and be appointed a Director of the Company effective October 16, 2007.

Yukinori Yoshino

President

Career Milestones / Professional Experience

Sophia Holdings- Hong Kong, China

Established in 2007

Established a Japanese casual dinning and Tapas Bar (Izakaya) management holdings company.

Wayouchuu Gasshukoku Corporation - Tokyo Japan

Chief Executive Officer (2005)

Established Wayouchuu Gasshukoku as a holdings company for restaurant chain management.

  Acquired 6 companies to form a new brand name chain.
  Types of food establishments managed include the following:
    Curry
    Ramen (Chinese Noodles)
    Gyudon (Japanese Rice - Beef Bowl)
    Kaisen Don (Japanese Rice - Seafood Bowl)
    Standing Bars
    Izakaya (Japanese Style Tapas Bar)
    Italian
    Chinese
    Cafes
    Others

Baltic Systems - Tokyo, Japan

Chief Executive Officer (1998)

Established a Curry Restaurant chain.

  Developed chain up to 50 locations across Japan in 2 years.
  Constructed new restaurants: Kaisen Don, Standing Bar, Ramen Shop, Gyudon Shop, Izakayas, etc.

Baltic Curry

Chief Executive Officer (1997)

Established first permanent curry restaurant establishment.

Baltic (Moving Curry Lunch Box Shop)

Chief Executive Officer (1992)

Established Baltic, a private company, to manage the moving curry lunch box shop business.

(Moving Curry Lunch Box Shop)

Self Employed (1991)

In order to raise funds to pursue business opportunities in China, started a moving curry lunch box shop.

  Provided curry lunches via lunch truck to corporations in the Nihon-Bashi area.

Nihon Keieisha Douyuukai Corporation

Adversiting Representative (Newspaper) (1988)

  Researched and developed case studies on various companies speaking to over 3000 representatives.
  Took case studies, and applied them to business partner needs and introduced businesses to potential clients and other businesses.

Arupen

Sales Representative (1987)

Sporting Goods & Equipment retail store.

  Sold sporting goods and equipment in a retail environment.
  Gained essential sales experience.

Education

Bachelors of Economics (BEcon)
Oubirin University, Tokyo Japan

Family

Reiyou Yoshino (Wife)

Masters of Education
Gakugei University Tokyo, Japan

Two children.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired
None
(b) Pro forma financial information
None
(c) Exhibits
None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amanasu Technologies Corporation
By: /s/
Yukinori Yoshino, President
Date: October 17, 2007